UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2005

IBSG INTERNATIONAL, INC.
(Exact name of registrant as specified in this charter)

Florida	000-029587	65-0705328
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 1132 Celebration Blvd., Celebration, FL 34747
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (321) 939-6321

NOT APPLICABLE
(Former Name of Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This 8-K was amended to remove all non-GAAP financial measures and instead discloses the most directly comparative financial measures presented in accordance with GAAP with the May 20, 2005 press release.

Item 8.01 Other Events

On May 16, 2005, IBSG International, Inc., (The “Company”), announced an investor conference call that will take place at 4:15 PM Eastern Daylight Time on May 23, 2005, where key management will discuss the results for this reported quarter, revenue and earnings guidance for the second quarter and the rest of the year, and the introduction of the Secure Blue.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release dated May 16, 2005 reporting an investor conference call that will take place at 4:15 PM Eastern Daylight Time, on May 23, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IBSG INTERNATIONAL, INC

Date: September 29, 2006	By:	/s/ Michael Rivers
Michael Rivers
President